Exhibit 10.3

STOCK PLEDGE AGREEMENT

            This Stock Pledge Agreement (this “Agreement”), dated as of this 6th day of June, 2014, is by and between The Brand Banking Company, (the “Lender”), and Southern First Bancshares, Inc. (the “Borrower”).

W I T N E S S E T H:

WHEREAS, the Borrower has executed a promissory note (the “Note”) to the order of Lender evidencing an extension of credit to the Borrower in the amount of $10,000,000.00 (the “Loan”) in accordance with the terms of that certain Loan Agreement, both dated of even date herewith (the “Loan Agreement”); and

WHEREAS, the obligations of the Borrower under the Note and the Loan Agreement are subject to the further condition, among others, that the Borrower grants to and creates in favor of the Lender a first priority security interest in the Pledged Shares (as hereinafter defined) pursuant to the terms and conditions as hereinafter provided except as otherwise specifically set forth herein.

NOW, THEREFORE, in consideration of the Loan and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, and in order to induce the Lender to make the Loan, the Borrower, intending to be legally bound hereby, covenants and agrees as follows:

Section 1.                 Pledge.  As security for the full and timely payment of the aggregate principal amount plus any accrued interest under the Loan (the “Debt”) in accordance with the terms of the Note (the Note, the Loan Agreement, this Stock Pledge Agreement, and any other documents evidencing or securing the Loan are collectively referred to as the “Financing Documents”) and the full and timely payment and performance of the obligations of the Borrower under the Financing Documents, the Borrower hereby grants a perfected first priority security interest in and pledges to the Lender all of Borrower’s right, title and interest in and to 850,000 shares, which represents 100% of the issued and outstanding common stock of Southern First Bank, a South Carolina state-chartered bank and wholly owned subsidiary of the Borrower, together with all additions, substitutions, replacements and proceeds thereof and all income, interest, dividends and other distributions thereon (the “Pledged Shares”).

Upon execution and delivery of this Agreement, the Borrower shall deliver to the Lender certificates or other documents evidencing the Pledged Shares, accompanied by executed stock powers in blank with respect to the Pledged Shares in favor of the Lender, the rights of the Lender under which shall be exercisable only upon the occurrence of an Event of Default (as hereinafter defined), and by such other instruments or documents as the Lender or its counsel may reasonably request.  The Borrower represents that it is the legal and equitable owner of, and has the complete and unconditional authority to pledge, the Pledged Shares, and holds the same free and clear of all liens, charges, encumbrances and security interests except those in favor of Lender granted hereunder, and will defend its title thereto against the claims of all persons whomsoever.  All of the Pledged Shares are duly authorized, validly issued, fully paid and nonassessable.

1

The Borrower agrees to pay, or cause to be paid, prior to delinquency all taxes, charges, liens and assessments against the Pledged Shares, and upon the failure of the Borrower to do so, the Lender at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.  All advances, charges, costs and expenses, including reasonable attorneys’ fees, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement thereof, shall become a part of the indebtedness secured hereunder and shall be paid to the Lender by the Borrower immediately upon demand therefor, with interest thereon until paid in full at the rate as set forth in the Note.

Section 2.                 Covenants, Representations and Warranties.  The Borrower represents and warrants to the Lender as follows:

(a)                There are no restrictions on the pledge or transfer of any of the Pledged Shares.

(b)               The Borrower is the legal owner of the Pledged Shares, which are registered in the name of the Borrower.

(c)                The Pledged Shares are free and clear of any security interests, pledges, liens, encumbrances, charges, agreements, claims or other arrangements or restrictions of any kind, and the Borrower will not incur, create, assume or permit to exist any pledge, security interest, lien, charge or other encumbrance of any nature whatsoever on any of the Pledged Shares or assign, pledge or otherwise encumber any right to receive income from the Pledged Shares, other than in favor of the Lender.

(d)               The Borrower has the right to transfer the Pledged Shares, and the Borrower will defend the Borrower’s title to the Pledged Shares against the claims of all persons.  Any registration with, or consent or approval of, or other action by, any federal, state or other governmental authority or regulatory body which was or is necessary for the validity of the pledge of and grant of the security interest in the Pledged Shares has been obtained.

(e)                The pledge of and grant of the security interest in the Pledged Shares is effective to vest in the Lender a valid and perfected first priority security interest, superior to the rights of any other person, in and to the Pledged Shares as set forth herein.

Section 3.                 Voting Rights and Transfer.

(a)                So long as no Event of Default (as defined in Section 4 below) shall have occurred and be continuing and the Lender has not delivered the notice specified in subsection (b) below, the Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or any document or agreement executed in connection herewith.

(b)               Upon the occurrence and during the continuance of an Event of Default, at the option of the Lender exercised in a writing sent to the Borrower, all rights of the Borrower to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subsection (a) above shall cease, and the Lender shall thereupon have the sole right to exercise such voting and other consensual rights.

2

(c)                At any time after the occurrence of an Event of Default, the Lender may transfer any or all of the Pledged Shares into its name or that of its nominee and may exercise all voting rights with respect to the Pledged Shares, but no such transfer shall constitute a taking of such Pledged Shares in satisfaction of any or all of the Debt unless the Lender expressly so indicates by written notice to the Borrower.

Section 4.                 Events of Default.

(a)                If any of the following occurs (each an “Event of Default”):  (i) an Event of Default under any of the Financing Documents, (ii) the failure by the Borrower to perform any of its obligations hereunder, (iii) the failure of the Lender to have a perfected first priority security interest in the Pledged Shares, or (iv) any restriction is imposed on the pledge or transfer of any of the Pledged Shares after the date of this Agreement without the Lender’s prior written consent, then the Lender is authorized in its discretion to declare any or all of the Debt to be immediately due and payable without demand or notice, which are expressly waived, and may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a secured party under the UCC of the applicable state, as it may be amended from time to time, or otherwise at law or in equity, including without limitation the right to sell or otherwise dispose of any or all of the Pledged Shares at a public or private sale, with or without advertisement thereof, upon such terms and conditions as it may deem advisable and at such prices as it may deem best.

(b)               At any bona fide public sale, and to the extent permitted by law, at any private sale, the Lender shall be free to purchase all or any part of the Pledged Shares, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived and released.  Any such sale may be on cash or credit.  The Lender will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given.  The Lender may adjourn any sale and sell at the time and place to which the sale is adjourned.  If the Pledged Shares are customarily sold on a recognized market or threatens to decline speedily in value, the Lender may sell such Pledged Shares at any time without giving prior notice to the Borrower.  Whenever notice is otherwise required by law to be sent by the Lender to the Borrower of any sale or other disposition of the Pledged Shares, ten (10) days written notice sent to the Borrower at its address specified above will be reasonable.

(c)                The Lender shall apply the net proceeds of any sale or liquidation of the Pledged Shares, first to the payment of the reasonable costs and expenses incurred by the Lender in connection with such sale or collection including, without limitation, reasonable attorneys’ fees and legal expenses, second to the payment of the Debt, whether on account of principal or interest or otherwise as the Lender in its sole discretion may elect, and then to pay the balance, if any, to the Borrower or as otherwise required by law.  If such Proceeds are insufficient to pay the amounts required by law, the Borrower shall be liable for any deficiency; provided, however, that nothing contained herein will obligate the Lender to proceed against the Borrower or any other party obligated under the Debt or against any other collateral for the Debt prior to proceeding against the Pledged Shares.

3

(d)               If any demand is made at any time upon the Lender for the repayment or recovery of any amount received by it in payment or on account of any of the Debt and if the Lender repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Borrower will be and remain liable for the amounts so repaid or recovered to the same extent as if such amount had never been originally received by the Lender.  The provisions of this Section will be and remain effective notwithstanding the release of any of the Pledged Shares by the Lender in reliance upon such payment (in which case the Borrower's liability will be limited to an amount equal to the fair market value of the Pledged Shares determined as of the date such Pledged Shares were released) and any such release will be without prejudice to the Lender's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.  This subsection shall survive the termination of this Agreement.

Section 5.                 Dividends, Interest and Premiums.  The Borrower will have the right to receive all cash dividends, distributions, interest and premiums declared and paid on the Pledged Shares prior to the occurrence of any Event of Default.  In the event any additional shares are issued to the Borrower as a stock dividend or in lieu of interest on any of the Pledged Shares, as a result of any split of any of the Pledged Shares, by reclassification or otherwise, any certificates evidencing any such additional shares will be immediately delivered to the Lender and such shares will be subject to this Agreement and a part of the Pledged Shares to the same extent as the original Pledged Shares.  At any time after the occurrence of an Event of Default, the Lender shall be entitled to receive all cash or stock dividends, distributions, interest and premiums declared or paid on the Pledged Shares, all of which shall be subject to the Lender’s rights under Section 4 above.

Section 6.                 Further Assurances.  The Borrower hereby irrevocably authorizes the Lender, at any time and from time to time, to execute (on behalf of the Borrower), file and record against the Borrower any notice, financing statement, continuation statement, amendment statement, instrument, document or agreement under the UCC that the Lender may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Lender to exercise or enforce its rights hereunder with respect to such security interest.  Without limiting the generality of the foregoing, the Borrower hereby irrevocably appoints the Lender as the Borrower’s attorney-in-fact to take any actions set forth in this Section 6 in the Borrower’s name that the Lender may deem necessary or desirable.  This power of attorney is coupled with an interest with full power of substitution and is irrevocable.  The Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.

Section 7.                 Continuing Validity of Obligations.  The agreements and obligations of the Borrower hereunder are continuing agreements and obligations, and are absolute and unconditional irrespective of the genuineness, validity or enforceability of the Financing Documents or any other instrument or instruments now or hereafter evidencing the Debt or any other agreement or agreements now or hereafter entered into by the Lender and the Borrower pursuant to which the Debt or any part thereof is issued or of any other circumstance which might otherwise constitute a legal or equitable discharge of such agreements and obligations.  Without limitation upon the foregoing, such agreements and obligations shall continue in full force and effect as long as the Debt or any part thereof remains outstanding and unpaid and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by (i) any renewal, refinancing or refunding of the Debt in whole or in part, (ii) any extension of the time of payment of the Note or other instrument or instruments now or hereafter evidencing the Debt, or any part thereof, (iii) any compromise or settlement with respect to the Debt or any part thereof, or any forbearance or indulgence extended to the Borrower, (iv) any amendment to or modification of the terms of the Note or other instrument or instruments now or hereafter evidencing the Debt or any part thereof or any other agreement or agreements now or hereafter entered into by the Lender and the Borrower pursuant to which the Debt or any part thereof is issued or secured, (v) any substitution, exchange, or release of a portion of, or failure to preserve, perfect or protect, or other dealing in respect of, the Pledged Shares or any other property or any security for the payment of the Debt or any part thereof, (vi) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against the Borrower, (vii) any dissolution, liquidation or termination of the Borrower for any reason whatsoever or (viii) any other matter or thing whatsoever whereby the agreements and obligations of the Borrower hereunder, would or might otherwise be released or discharged.  The Borrower hereby waives notice of the acceptance of this Agreement by the Lender.

4

Section 8.                 Defeasance.  Notwithstanding anything to the contrary contained in this Agreement, upon payment in full of the Debt, performance of all obligations under the Loan Agreement, the Note and any other instrument or instruments evidencing the Debt, and termination of the Loan Agreement, this Agreement shall terminate and be of no further force and effect and at the request of the Borrower, the Lender shall thereupon terminate its security interest in the Pledged Shares.  Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns; provided, however, that the Borrower may not assign this Agreement or any of its rights under this Agreement or delegate any of its duties or obligations under this Agreement and any such attempted assignment or delegation shall be null and void.  This Agreement is not intended and shall not be construed to obligate the Lender to take any action whatsoever with respect to the Pledged Shares or to incur expenses or perform or discharge any obligation, duty or disability of the Borrower.

Section 9.                 Miscellaneous.

(a)                The provisions of this Agreement are intended to be severable.  If any provision of this Agreement shall for any reason be held invalid or unenforceable, in whole or in part, in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

(b)               No failure or delay on the part of the Lender in exercising any right, remedy, power or privilege under the Financing Documents shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Lender under the Financing Documents; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other right, remedy, power or privilege or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Lender under the Financing Documents are cumulative and not exclusive of any rights or remedies which it may otherwise have.

(c)                This Agreement may be executed in any number of counterparts, all of which taken together shall constitute but one and the same instrument.

(c)                The section headings contained in this Agreement are for reference purposes only and shall not control or affect its construction or interpretation in any respect.

(d)               The UCC shall govern the settlement, perfection and the effect of attachment and perfection of the Lender's security interest in the Pledged Shares and the rights, duties and obligations of the Lender and the Borrower with respect to the Pledged Shares (whether or not the UCC applies to the Pledged Shares).  This Agreement shall be deemed to be a contract under the Laws of the State of Georgia and the execution and delivery of this Agreement and, to the extent not inconsistent with the preceding sentence, the terms and provisions of this Agreement shall be governed by and construed in accordance with the Laws of that State of Georgia without regard to the principles of the conflicts of laws thereof.

5

(e)                The Borrower consents to the exclusive jurisdiction and venue of the federal and state Courts located in Fulton County, Georgia in any action on, relating to or mentioning the Financing Documents or any one or more of them.

(f)                All notices, requests, demands, directions and other communications (collectively “Notices”) under the provisions of this Agreement must be in writing (including electronic mail and facsimile communication) unless otherwise expressly permitted under this Agreement and must be sent by first-class or first-class express mail, private overnight or next business day courier, email (with confirmation) or by telex or telecopy with confirmation in writing mailed first class, in all cases with charges prepaid, and any such properly given Notice will be effective when received.  All Notices will be sent to the applicable party at the addresses stated below or in accordance with the last unrevoked written direction from such party to the other parties.

To the Borrower:                     Southern First Bancshares, Inc.

                                                100 Verdae Boulevard, Suite 100

                                                Greenville, SC 29606

                                                Attn: Mike Dowling

                                                Telephone Number: (864) 679-9070

                                                Telecopy Number:  (864) 679-9403

                                                Email: mdowling@southernfirst.com

                        To the Lender:                         The Brand Banking Company

                                                                        3328 Peachtree Road, NE

                                                                        Atlanta, Georgia 30326

                                                                        Attn: Chris Gruehn

                                                                        Telephone Number: (770) 339-2086

                                                                        Telecopy Number: (678) 407-8948

                                                                        Email: cgruehn@thebrandbank.com

[signatures appear on following page]

6

IN WITNESS WHEREOF, this Agreement has been executed under seal by the parties hereto.

                                                                                                    BORROWER:

                                                                                                    Southern First Bancshares, Inc.                        (SEAL)

                                                                                                    By:______________________________

                                                                                                            Name:

                                                                                                            Title:

                                                                                                        LENDER:

                                                                                                        The Brand Banking Company             (SEAL)

                                                                                                         By:______________________________

                                                                                                                Name:

                                                                                                                Title:

7

Irrevocable Stock Power

For value received the undersigned, in his capacity as Chief Financial Officer of Southern First Bancshares, Inc., does hereby sell, assign and transfer unto, The Brand Banking Company, 850,000 shares of the outstanding common stock of Southern First Bank, as represented by Certificate Number 1. The undersigned further irrevocably constitutes and appoints _________________, as Attorney to transfer such shares on the books of Southern First Bancshares, Inc. with full power of substitution in the premises.

                                                    Southern First Bancshares, Inc.                                    (SEAL)

                                                                                                                            By:

                                                                                                                            Name:       Michael D. Dowling

                                                                                                                            Title:     Chief Financial Officer

Dated: June 6, 2014

8